Exhibit  99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cintel Corp. (the Company) on Form 10-QSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Sang Don Kim,
Principal  Executive  Officer  of  the  Company,  certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Sang Don Kim
-----------------------------------------
Sang  Don  Kim
Principal  Executive  Officer
November  14,  2003

A signed original of this written statement required by Section 906 has been provided to Cintel Corp. and will be retained by Cintel Corp. and furnished to the Securities and Exchange Commission or its staff upon request.